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                                                                   EXHIBIT 10.16

                   VOLUNTARY TRADING RESTRICTIONS AGREEMENT

THIS AGREEMENT is dated for reference the __ day of August, 1999

AMONG:    THOSE CERTAIN HOLDERS OF COMMON
          SHARES OF thinWEB.com AS SET FORTH IN
          SCHEDULE "A" TO THIS AGREEMENT.               (the "Shareholders")

AND:      THINWEB SOFTWARE INC.
          1510 - 1505 Barrington Street
          Halifax, Nova Scotia B3J 3K5                   (the "Corporation")

AND:      thinWEB.com CORPORATION
          Suite 101, Phase 3, 6 Antares Drive
          Nepean, Ontario K2E 8A9                                ("thinWEB")

WHEREAS:

(1) by a Share Exchange and Share Purchase Agreement dated for reference the 22/nd/ day of April, 1999, thinWEB, through its subsidiary Thinweb.com Inc., acquired all of the issued and outstanding shares of the Corporation (the "Acquisition");

(2) the Shareholders will own collectively, among other shares, a total of 1,002,500 common shares in the capital stock of ThinWeb.com Inc, convertible into thinWEB.com Corporation shares (both sets of shares collectively referred to herein as the "thinWEB Shares") in the amounts as set forth in Schedule "A"; and

(3) the parties wish to set forth the conditions under which the thinWEB Shares owned by the Shareholders may be sold or traded,

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid to the Shareholders by the Corporation and thinWEB (the receipt and sufficiency of which is hereby acknowledged by the Shareholders), the parties hereto agree:

1. The Shareholders shall deposit the thinWEB Shares into separate accounts (the "Accounts") opened for the purpose of holding such shares with a brokerage firm (the "Broker") selected by the Corporation.

2. The thinWEB Shares shall be held in the Account subject to the following sale and trade restrictions:

     (1) commencing on the later of the day that at least a portion of the thinWEB Shares become freely tradeable or the day the shares of the thinWEB are quoted on the NASD Bulletin Board, up to 10% of the original number of thinWEB Shares held by a Shareholder be sold or traded by that Shareholder in any 30-day period; and
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     (2)  any portion of the said 10% of thinWEB Shares held by a Shareholder and not sold by that Shareholder in any 30-day period month shall not be carried over to any subsequent 30-day period.

3. Upon presentation to the Broker of authority in the form attached to this Agreement as Schedule B, duly signed by a Shareholder, the Corporation and/or thinWEB shall have the right to communicate with the Broker, at any time and from time to time, to ascertain the current balance of thinWEB Shares remaining in the Account of such Shareholder.

4. This Agreement shall be governed by, and interpreted and enforced in accordance with the laws in force in the Province of Nova Scotia and the laws of Canada applicable therein.

5. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


______________________________________________________________________________
Witness:                                      (Shareholder)


______________________________________________________________________________
Witness:                                      (Shareholder)


______________________________________________________________________________
Witness:                                      (Shareholder)



______________________________________________________________________________
Witness:                                      (Shareholder)



______________________________________________________________________________
Witness:                                      (Shareholder)



THINWEB SOFTWARE INC.
By its Authorized Signatory:

______________________________________
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                                       3

thinWEB.com CORPORATION
By its Authorized Signatory:

______________________________________

                                 SCHEDULE "A"

                           thinWEB.com SHAREHOLDERS



Name of  Shareholder                                               No. of Shares
---------------------                                              -------------

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                                  SCHEDULE B


                          DIRECTION AND AUTHORIZATION


TO:  ______________________________(NAME OF BROKER)


THIS IS MY IRREVOCABLE DIRECTION AND AUTHORIZATION THAT A REPRESENTATIVE OF THINWEB SOFTWARE INC. AND/OR thinWEB.com CORPORATION MAY AT ANY TIME AND FROM TIME TO TIME ENQUIRE OF AND BE INFORMED BY YOU AS TO THE BALANCE OF SHARES OF thinWEB.com CORPORATION (or ThinWeb.com Inc.) REMAINING IN ACCOUNT NUMBER____________.

DATED ________DAY OF ______________1999.


___________________________________________
Shareholder
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                   VOLUNTARY TRADING RESTRICTIONS AGREEMENT

THIS AGREEMENT is dated for reference the __ day of _____, 1999

BETWEEN:  JAMES CASSIDY
          1504 R Street N.W.
          Washington, D.C. 20009                                     ("Cassidy")

AND:      THINWEB.COM CORPORATION
          6 Antares Drive
          Phase 3, Suite 101
          Ottawa, Ontario
          K2E 8A9                                            (the Corporation"")


WHEREAS:

(1) by a Share Exchange and Share Purchase Agreement dated for reference the 22/nd/ day of April, 1999, the Corporation, then named Warwick Acquistion Corporation, through its subsidiary Thinweb.com Inc., acquired all of the issued and outstanding shares of ThinWeb Software Incorporated (the "Acquisition");

(2) On the closing of the Acquisition Cassidy, through TPG Capital Corporation, owned 150,000 common shares in the capital stock of the Corporation (the "ThinWeb Shares");

(3) the parties wish to set forth the conditions under which the ThinWeb Shares owned by Cassidy may be sold or traded,

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid to Cassidy by the Corporation (the receipt and sufficiency of which is hereby acknowledged by Cassidy), the parties hereto agree:

1. Cassidy shall deposit the ThinWeb Shares into an account (the "Account") opened for the purpose of holding such shares with a brokerage firm (the "Broker") acceptable to all parties.

2. The ThinWeb Shares shall be held in the Account subject to the following sale and trade restrictions:

     (1) commencing on the later of the day the ThinWeb Shares become freely tradable or are quoted on the NASD Bulletin Board, up to 25,000 of the ThinWeb Shares may be sold or traded by Cassidy in any 30-day period; and

     (2) any portion of the 25,000 ThinWeb Shares not sold by Cassidy in any 30-day period month shall not be carried over to any subsequent 30-day period.

3. Upon presentation to the Broker of authority in the form attached to this Agreement as a schedule, duly signed by Cassidy, the Corporation shall have the right to communicate with
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     the Broker, at any time and from time to time, to ascertain the current balance of ThinWeb Shares remaining in the Account.

4. This Agreement shall be governed by, and interpreted and enforced in accordance with the laws in force in the Province of Nova Scotia and the laws of Canada applicable therein.

5. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


______________________________________________________________________________
Witness:                                          JAMES CASSIDY

THINWEB.COM CORPORATION
By its Authorized Signatory:

______________________________________
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                          DIRECTION AND AUTHORIZATION


TO:  ______________________________(NAME OF BROKER)


THIS IS MY IRREVOCABLE DIRECTION AND AUTHORIZATION THAT A REPRESENTATIVE OF THINWEB.COM CORPORATION MAY AT ANY TIME AND FROM TIME TO TIME ENQUIRE OF AND BE INFORMED BY YOU AS TO THE BALANCE OF SHARES OF THINWEB.COM CORPORATION REMAINING IN ACCOUNT NUMBER ____________.

DATED ________ DAY OF ______________ 1999.


___________________________________________
JAMES CASSIDY